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                                                                   EXHIBIT 10.17

                                                                           Lonza

                                 AMENDMENT NO. 4

                                       TO

              THE DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

                              DATED 08 JANUARY 2004

                                     BETWEEN

                               LONZA BIOLOGICS PLC

                                       AND

                          TRUBION PHARMACEUTICALS, INC.

Re:

Schedule 1

Schedule 2

     Stage 22 ***.

Schedule 3

     Price and Payment

                                                          CONFIDENTIAL TREATMENT

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                                                                           Lonza

THIS AMENDMENT is made the 4th day of January, 2005

BETWEEN

1. LONZA BIOLOGICS PLC, the registered office of which is at 228 Bath Road, Slough, Berkshire SL1 4DX, England ("LB") and

2. TRUBION PHARMACEUTICALS, INC., 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA. ("Customer")

WHEREAS

A. Customer and LB entered into an agreement dated 08 January 2004 as amended ("The Agreement"), under which LB is required to perform Services relating to the Cell line and Product described, and

B. Customer would like LB to carry out additional activities under the Agreement, and

C.   LB is prepared to perform the additional activities.

NOW THEREFORE it is agreed hereby by the parties to amend the Agreement and perform additional services as follows:

                                                          CONFIDENTIAL TREATMENT

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                                                                           Lonza

1. Schedule 2 of the Agreement shall be amended to include the following additional stage:

                                   SCHEDULE 2

STAGE 22 ***

     22.1 OBJECTIVE

          ***

     22.2 ACTIVITIES

          ***

     22.3 TIMESCALE

     This Stage commenced ***. This Stage will be complete on issue of all the Protocols and Reports mentioned above in section 22.2.1.

                                                          CONFIDENTIAL TREATMENT


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2. Schedule 3 of the Agreement shall be amended by the addition of the following provisions in respect of the additional Stages contained in this Amendment no.
4:

                                   SCHEDULE 3

                           Price and Terms of Payment

1.   Price

     In consideration for LB carrying out the Services as detailed in Schedule 2 the Customer shall pay LB as follows:

     ***

2.   Payment

     Payment by the Customer of the Price for each Stage shall be made against LB's invoices as follows:

     2.1  For Stage 22

          *** upon commencement of Stage 22.

          *** upon completion of Stage 22.

     Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF the parties have caused this Amendment No. 4 to be executed by their representatives thereunto duly authorised as of the day and year first written.

Signed for and on behalf of
LONZA BIOLOGICS PLC                     /s/ Rene Imwinkleried
                                        ----------------------------------------
                                        Director
                                        Title

Signed for and on behalf of
TRUBION PHARMACEUTICALS INC.            /s/ Peter A. Thompson
                                        ----------------------------------------
                                        President & CEO
                                        Title

                                                          CONFIDENTIAL TREATMENT


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